POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C.Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 3,068,118 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., which may be issued upon the conversion of the Company's 7% Convertible Debentures due September 30, 1998 (the "Debentures") and upon exercise of Warrants issued to designees of the placement agent for the Debentures and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

October 17, 1996

                                             /s/ Alfred J. Roach
                                             ----------------------------
                                             Alfred J. Roach

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 3,068,118 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., which may be issued upon the conversion of the Company's 7% Convertible Debentures due September 30, 1998 (the "Debentures") and upon exercise of Warrants issued to designees of the placement agent for the Debentures and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

October 17, 1996

                                             /s/ Josef C. Schoell
                                             ----------------------------
                                             Josef C. Schoell

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 3,068,118 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., which may be issued upon the conversion of the Company's 7% Convertible Debentures due September 30, 1998 (the "Debentures") and upon exercise of Warrants issued to designees of the placement agent for the Debentures and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

October 17, 1996

                                             /s/ Paul E. Gargan
                                             ----------------------------
                                             Paul E. Gargan

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 3,068,118 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., which may be issued upon the conversion of the Company's 7% Convertible Debentures due September 30, 1998 (the "Debentures") and upon exercise of Warrants issued to designees of the placement agent for the Debentures and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

October 17, 1996

                                             /s/Ellena M. Byrne
                                             -----------------------------
                                             Ellena M. Byrne

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 3,068,118 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., which may be issued upon the conversion of the Company's 7% Convertible Debentures due September 30, 1998 (the "Debentures") and upon exercise of Warrants issued to designees of the placement agent for the Debentures and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

October 17, 1996

                                             /s/Joseph C. Hogan
                                             ---------------------------
                                             Joseph C. Hogan

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 3,068,118 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., which may be issued upon the conversion of the Company's 7% Convertible Debentures due September 30, 1998 (the "Debentures") and upon exercise of Warrants issued to designees of the placement agent for the Debentures and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

October 17, 1996

                                             /s/Timothy J. Roach
                                             ------------------------------
                                             Timothy J. Roach

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 3,068,118 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., which may be issued upon the conversion of the Company's 7% Convertible Debentures due September 30, 1998 (the "Debentures") and upon exercise of Warrants issued to designees of the placement agent for the Debentures and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

October 17, 1996

                                             /s/William G. Sharwell
                                             ------------------------------
                                             William G. Sharwell